March 9, 1994

VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: ML Venture Partners II, L.P.
Registration No. 0-14217
Preliminary Proxy Statement

Gentlemen:

On behalf of ML Venture Partners II, L.P. (the "Partnership"), transmitted herewith for filing pursuant to Rule 14a-6(c) under the Securities Exchange Act of 1934 (the "Exchange Act") is a preliminary copy of each of the notice, proxy statement and form of proxy in connection with the 1994 annual meeting of limited partners of the Partnership to be held on May 3, 1994.

Pursuant to Rule 20a-1(c) under the Investment Company Act of 1940 (the "Investment Company Act"), a wire transfer in the amount of $125 in payment of the filing fee for such materials has been sent to the SEC lock-box at the Mellon Bank in Pittsburgh, Pennsylvania.

The Partnership is entering the eighth year of its ten year term. In 1993 the Partnership completed its new investment phase and it will not make any new venture capital investments. In light of the stage of the Partnership's operations, the Individual General Partners believe that the costs, including printing expenses, legal fees and postage, which would be incurred in connection with future annual meetings of the limited partners may outweigh the benefits thereof. Thus, the proxy materials contain a proposal to amend the Partnership's Amended and Restated Agreement of Limited Partnership to eliminate the requirement contained therein to hold annual meetings of limited partners.

The materials also relate to the election of the Individual General Partners, the election of the Managing General Partner, the ratification of the selection of the independent auditors and the approval of the continuance of the Partnership's management agreement. Copies of the proxy material are scheduled to commence printing after ten calendar days from the filing hereof.

The Partnership is a business development company under the Investment Company Act, organized as a Delaware limited partnership. As a business development company, the Partnership is not subject to the provisions of
Section 20(a) of the Investment Company Act. However, the Partnership has attempted to comply with Section 20(a) of the Investment Company Act and the rules thereunder to the extent practicable.

Please direct any comments with respect to the above to the undersigned at
(212) 839-5504 or to J. Gerard Cummins of this firm at (212) 839-5374.

Very truly yours,
/s/ Peter D. Doyle
Peter D. Doyle

    As filed with the Securities and Exchange Commission on March   , 1994


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                         ML VENTURE PARTNERS II, L.P.
               (Name of Registrant as Specified in its Charter)


                           J. Gerard Cummins, Esq.
                                 Brown & Wood
                            One World Trade Center
                          New York, N.Y. 10048-0557
                  (Name of Person(s) Filing Proxy Statement)



Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;(1)

(4) Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                      ML VENTURE PARTNERS II, L.P.


              NOTICE OF 1994 ANNUAL MEETING OF LIMITED PARTNERS
                                 May 3, 1994


To The Limited Partners of
 ML Venture Partners II, L.P.


Notice is hereby given that the 1994 Annual Meeting of Limited Partners (the "Meeting") of ML Venture Partners II, L.P. (the "Partnership") will be held at the offices of Merrill Lynch & Co., Inc., on the 27th floor of the North Tower, World Financial Center, New York, New York on Tuesday, May 3, 1994 at 10:00 A.M. for the following purposes:


  (1) To elect four Individual General Partners to serve for the ensuing year;

  (2) To elect one Managing General Partner to serve for the ensuing year;


  (3) To ratify or reject the selection of Deloitte & Touche as independent auditors of the Partnership for its fiscal year ending December 31, 1994;



  (4) To consider and act upon the proposal to approve the continuance of the Management Agreement among the Partnership, MLVPII Co., L.P. and Merrill Lynch Venture Capital Inc. and the continuance of the Sub-Management Agreement among the Partnership, MLVPII Co., L.P., Merrill Lynch Venture Capital Inc. and DLJ Capital Management Corporation;



  (5) To consider and act on a proposal to amend paragraph 11.4 of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") with respect to the requirement to hold annual meetings of limited partners; and



  (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.



The Individual General Partners of the Partnership have fixed the close of business on March 18, 1994 as the record date for the determination of limited partners entitled to notice of and to vote at the Meeting or any adjournment thereof.



A complete list of the limited partners of the Partnership entitled to vote at the Meeting will be available and open to the examination of any limited partner of the Partnership for any purpose germane to the Meeting during ordinary business hours from and after April 19, 1994, at the office of the Partnership, North Tower, World Financial Center, New York, New York 10281-1327.


You are cordially invited to attend the Meeting. Limited partners who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Individual General Partners of the Partnership.

By Order of the Individual General Partners
Kevin K. Albert
Individual General Partner


New York, New York
Dated: March   , 1994

                               PROXY STATEMENT

                         ML VENTURE PARTNERS II, L.P.
                                 North Tower
                            World Financial Center
                        New York, New York 10281-1327


                   1994 Annual Meeting of Limited Partners
                                 May 3, 1994



                                 INTRODUCTION


ML Venture Partners II, L.P. (the "Partnership") is a limited partnership organized under Delaware law. The Partnership, a business development company under the Investment Company Act of 1940 (the "Investment Company Act"), had the initial closing of its public offering of 120,000 units of limited partnership interest aggregating $120 million on March 31, 1987. The Partnership is managed by five General Partners, consisting of four Individual General Partners and the Managing General Partner. As a business development company under the Investment Company Act, the Partnership has held annual meetings of the limited partners of the Partnership to approve certain Partnership matters, including the election of General Partners and the ratification of the selection of the independent auditors for the Partnership.



This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 1994 Annual Meeting of Limited Partners of the Partnership (the "Meeting"), to be held at the offices of Merrill Lynch & Co., Inc., on the 27th floor of the North Tower, World Financial Center, New York, New York on Tuesday, May 3, 1994 at 10:00 A.M. The enclosed proxy is being solicited on behalf of the Individual General Partners of the Partnership. The approximate mailing date of this Proxy Statement is March
  , 1994.



All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of four Individual General Partners, for the election of one Managing General Partner, for the ratification of the selection of independent auditors, for the approval of the continuance of the management agreement (the "Management Agreement") among the Partnership, MLVPII Co., L.P. (the "Managing General Partner") and Merrill Lynch Venture Capital Inc. (the "Management Company") and the continuance of the sub-management agreement (the "Sub-Management Agreement") among the Partnership, the Managing General Partner, the Management Company and DLJ Capital Management Corporation ("DLJ Capital Management") and for the amendment of paragraph 11.4 of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") with respect to the requirement to hold annual meetings of limited partners. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Partnership at its principal office.



The Individual General Partners have fixed the close of business on March 18, 1994 as the record date for the determination of limited partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited partners on the record date will be entitled to one vote for each interest held in the Partnership represented by a $1,000 capital contribution to the Partnership (a "Unit"). As of March 18, 1994, the Partnership had outstanding 120,000 Units. To the knowledge of management of the Partnership, no person owned beneficially more than 5 percent of its outstanding Units at such date.



The Individual General Partners know of no business other than that mentioned in Items 1 through 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.



                         ELECTION OF GENERAL PARTNERS


The five General Partners of the Partnership, who are elected annually by the limited partners, are responsible for the management and administration of the Partnership. The General Partners consist of four Individual General Partners and the Managing General Partner. As required by the Investment Company Act, a majority of the General Partners must be individuals who are not "interested persons" of the Partnership as defined in the Investment Company Act. In 1987, the Securities and Exchange Commission (the "SEC") issued an order declaring that the three Independent General Partners of the Partnership (the "Independent General Partners") are not "interested persons" of the Partnership as defined in the Investment Company Act solely by reason of their being general partners of the Partnership.


The Individual General Partners have full authority over the management of the Partnership and provide overall guidance and supervision with respect to the operations of the Partnership and perform the various duties imposed on the directors of business development companies by the Investment Company Act. In addition to general fiduciary duties, the Individual General Partners, among other things, supervise the management arrangements of the Partnership.

The Managing General Partner, subject to the supervision of the Individual General Partners, has authority to provide, or arrange for the provision of, management services in connection with the venture capital investments of the Partnership. The general partner of the Managing General Partner is the Management Company. The Management Company is an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").


Individual General Partners
At the Meeting, four Individual General Partners will be elected to serve until the next meeting of limited partners and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.


Each nominee listed below has consented to continue to serve as an Individual General Partner. The Individual General Partners of the Partnership know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Individual General Partners may recommend.

Certain information concerning the nominees is set forth below.

                                                                                                   Units of the
                                                                                                   Partnership
                                                                                     Individual    Beneficially
                                              Principal Occupation During              General       Owned at
                                                Past Five Years or More                Partner      March 18,
Name and Address of Nominee   Age               and Public Directorships                Since        1994 (3)
Dr. Steward S. Flaschen (1)    67      President of Flaschen & Davies, a management
  592 Weed Street                      consulting firm, since 1986; Corporate Senior
  New Canaan, Connecticut              Vice President and member of the Management
  06840                                Policy Board of ITT Corporation from 1982 to
                                       1986 and General Technical Director from 1969
                                       to 1986; Director of Telco Systems Inc.             1987          --0--
Jerome Jacobson (1)            72      President of Economic Studies Inc., an economic
  4200 Massachusetts                   consulting firm, since 1984; Vice Chairman and
   Avenue, N.W.                        a director of the Burroughs Corporation from
  Washington, D.C. 20016               1980 to 1984; Director of Hercules, Inc., Itel
                                       Corporation, AT&T Corporation and Easel
                                       Corporation.                                        1987          --0--
William M. Kelly (1)           50      Associate of William T. Golden, Corporate
  40 Wall Street                       Director and Trustee, since 1980; Vice President
  New York, New York 10005             of National Aviation and Technology Company,
                                       a registered investment company, from 1977 to
                                       1980; Individual General Partner of ML Venture
                                       Partners I, L.P.                                    1991          --0--

Kevin K. Albert (2)            41      Director and President of the Management
  World Financial Center               Company; Managing Director of Merrill Lynch
  North Tower                          Investment Banking Division ("MLIBK") since
  New York, New York                   1988; Individual General Partner of ML Venture
  10281-1327                           Partners I, L.P.; Vice President of MLIBK from
                                       1983 to 1988.                                       1990          --0--

(1) Member of Audit Committee of the Individual General Partners.
(2) Interested person, as defined in the Investment Company Act, of the Partnership.
(3) Messrs. Flaschen and Jacobson have each contributed $1,000 to the capital of the Partnership. Messrs. Kelly and Albert succeeded to the interest of prior Individual General Partners who each contributed $1,000 to the capital of the Partnership.

Committees and Individual General Partners' Meetings. The Individual General Partners have a standing Audit Committee which consists of the Individual General Partners who are not "interested persons" of the Partnership within the meaning of the Investment Company Act. The purposes of the Audit Committee are (i) to recommend to the Individual General Partners the firm of independent auditors that conducts the Partnership's annual audit and (ii) to review the scope of the annual audit conducted by the Partnership's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Partnership. The Individual General Partners do not have a nominating or compensation committee.


During the fiscal year ended December 31, 1993, the Individual General Partners held 8 meetings and the Audit Committee held 2 meetings. Each Individual General Partner nominated for election attended at least 75 percent of the meetings of the Individual General Partners and, if a member, of the Audit Committee held during such fiscal year while he served as an Individual General Partner.


Interested persons. The Partnership considers one of its Individual General Partners, Mr. Albert, to be an "interested person" of the Partnership within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Albert is a Director and President of the Management Company and a Managing Director of MLIBK.


Compensation. The Partnership pays each Independent General Partner an annual fee of $19,000 in quarterly installments plus $1,200 for each meeting of the Individual General Partners attended or for each other meeting, conference or engagement in connection with Partnership activities at which attendance by the Individual General Partner is required. The Partnership pays all actual out-of-pocket expenses incurred by the Independent General Partners relating to attendance at such meetings. The Independent General Partners receive $1,200 for each meeting of the Audit Committee attended unless such committee meeting is held on the same day as a meeting of the Individual General Partners. In such case, the Independent General Partners receive $500 for each meeting of the Audit Committee attended. For the year ended December 31, 1993, the aggregate fees and expenses paid by the Partnership to the Independent General Partners totalled $93,841.



Managing General Partner
At the Meeting, a Managing General Partner will be elected to serve until the next meeting of limited partners and until its successor is elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the limited partnership discussed below. The nominee discussed below has consented to continue to serve as Managing General Partner.


Information Concerning the Managing General Partner. MLVPII Co., L.P. (the "Managing General Partner") is a limited partnership organized on February 4, 1986 under the laws of the State of New York. The Managing General Partner maintains its principal office at North Tower, World Financial Center, New York, New York 10281-1327. The Managing General Partner has acted as the managing general partner of the Partnership since the Partnership commenced operations. The Managing General Partner is engaged in no other activities at the date of this proxy statement.

The general partner of the Managing General Partner is the Management Company. The limited partners of the Managing General Partner include DLJ Capital Management, Dr. Robert E. Curry and Robert Finzi. Messrs. Curry and Finzi are currently officers of DLJ Capital Management and were previously officers of the Management Company.

The Partnership Agreement obligates the Managing General Partner to contribute cash to the capital of the Partnership so that the Managing General Partner's capital contribution at all times will be equal to one percent (1%) of the aggregate capital contributions of all partners of the Partnership. The Managing General Partner has contributed $1,212,162 to the capital of the Partnership.

Allocations and Distributions. The profits and losses of the Partnership are determined and allocated as of the end of and within sixty days after the end of each calendar year. If the aggregate of the investment income and net realized capital gains and losses from venture capital investments is positive, calculated on a cumulative basis over the life of the Partnership through such year, the Managing General Partner is allocated investment income and net realized capital gains or losses from venture capital investments for such year so that, together with all investment income and gains and losses previously allocated to the Managing General Partner, it has received 20% of the aggregate of such income and gains calculated on a cumulative basis over the life of the Partnership through such year. Such allocation is referred to herein as the "Managing General Partner's Allocation" and is applicable only to the investment income and net realized capital gains and losses resulting from venture capital investments. The Partnership's investment income and net realized capital gains and losses in excess of the Managing General Partner's Allocation and all other profits and losses, including interest or other income on funds not invested in venture capital investments, are allocated among all the Partners (including the Managing General Partner) in proportion to their capital contributions. Cash or other assets otherwise distributable to the Managing General Partner are not distributed to the Managing General Partner to the extent that the net realized gains allocated to the Managing General Partner are offset by an amount equal to 20% of the net unrealized losses of the Partnership.


For its fiscal year ended December 31, 1993, the Partnership had a net realized gain of $10.6 million from portfolio investments sold and written off. On a cumulative basis, from inception to December 31, 1993, the Partnership was in a net loss position of $7.4 million from its investment income and net realized gains and losses from its portfolio investments. The Partnership made one cash distribution totaling $15.6 million to limited partners of record during the fiscal year ended December 31, 1993. The Partnership will make a cash distribution totaling $16.2 million in May, 1994 to limited partners of record on March 31, 1994. Since its inception, the Partnership has not made any cash distributions to the Managing General Partner.


Removal of the Managing General Partner. The Managing General Partner may be removed as the managing general partner of the Partnership either by (i) a majority of the non-interested Individual General Partners of the Partnership, (ii) by failure to be re-elected by the limited partners or
(iii) with the consent of a majority in interest of the limited partners.

                      SELECTION OF INDEPENDENT AUDITORS


At their meeting on February 3, 1994, the Individual General Partners of the Partnership, including all of the Independent General Partners, selected the firm of Deloitte & Touche ("D&T"), independent auditors, to audit the financial statements of the Partnership for its fiscal year ending December 31, 1994. The Partnership knows of no direct or indirect financial interest of such firm in the Partnership. Such appointment is subject to ratification or rejection by the limited partners of the Partnership. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.


D&T also acts as independent auditors for Merrill Lynch & Co., Inc., all or substantially all of its subsidiaries, including the Management Company, the Managing General Partner and ML Venture Partners I, L.P. D&T also acts as the independent auditors for certain partnerships in which affiliates of DLJ Capital Management act as a general partner. The fees received by D&T from these other entities are substantially

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

greater, in the aggregate, than the total fees received by it from the Partnership. The Individual General Partners considered the fact that D&T has been retained as the independent auditors for Merrill Lynch & Co., Inc., and the other entities described above in their evaluation of the independence of D&T with respect to the Partnership.

Representatives of D&T will be available to attend the Meeting and will have the opportunity to respond to questions from limited partners and to make a statement if they so desire.

           APPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AGREEMENT
             AND THE CONTINUANCE OF THE SUB-MANAGEMENT AGREEMENT

Merrill Lynch Venture Capital Inc. (the "Management Company") serves as the Partnership's management company and performs, or arranges for the performance of, the management and administrative services necessary for the operation of the Partnership pursuant to a management agreement dated May 23, 1991 (the "Management Agreement"). The Management Company has served as the management company for the Partnership since the Partnership commenced operations in 1987.

On May 23, 1991, the limited partners of the Partnership approved a sub-management agreement among the Partnership, the Management Company, the Managing General Partner and DLJ Capital Management. Under the terms of such sub-management agreement, DLJ Capital Management agreed to provide, subject to the supervision of the Managing General Partner, the Management Company and the Individual General Partners, certain of the management services previously provided by the Management Company. Due to certain transactions involving The Equitable Companies Incorporated, the indirect parent of DLJ Capital Management, a substantially similar sub-management agreement (the "Sub-Management Agreement") was approved by the limited partners of the Partnership at their 1992 annual meeting held on May 26, 1992.


At their meeting on February 3, 1994, the Individual General Partners of the Partnership, including all of the Independent General Partners, approved the continuance of the Management Agreement and the Sub-Management Agreement for an additional year. In their consideration of this matter, the Individual General Partners received information relating to the nature, quality and extent of the management and administrative services provided to the Partnership by the Management Company and its affiliates and by DLJ Capital Management. The Independent General Partners were represented by separate counsel in connection with their review of the management arrangements of the Partnership.



Information Concerning the Management Company. The Management Company is a wholly-owned subsidiary of ML Leasing Equipment Corp., which is an indirect subsidiary of Merrill Lynch & Co., Inc. The Management Company, which was incorporated under Delaware law on January 25, 1982, maintains its principal office at North Tower, World Financial Center, New York, New York 10281-1327. The Management Company's balance sheet at December 31, 1993 is appended to this proxy statement as Exhibit A.



The Management Company also acts as the management company for ML Venture Partners I, L.P. ("MLVPI"), a business development company under the Investment Company Act which commenced operations in 1982. In addition, the Management Company is the general partner of Merrill Lynch Venture Capital Co., L.P., a New York limited partnership which is the managing general partner of MLVPI. As compensation for its services to MLVPI, the Management Company receives a fee at the annual rate of 2% of MLVPI's net assets. At December 31, 1993, MLVPI had net assets of $2.9 million.

The Management Company also serves as the management company for ML Oklahoma Venture Partners, Limited Partnership ("ML Oklahoma"), a business development company under the Investment Company Act which commenced operations in August 1989 with net proceeds of approximately $9.2 million. The Management Company also acts as the general partner of MLOK Co., Limited Partnership, an Oklahoma limited partnership which is the managing general partner of ML Oklahoma. As compensation for its services to ML Oklahoma, the Management Company receives a fee at the annual rate of 2.5% of the amount of the partners' capital contributions (net of selling commissions and organizational and offering expenses paid by ML Oklahoma), reduced by capital distributed to partners and realized capital losses, with a minimum annual fee of $200,000. Such fee is determined and payable quarterly. At December 31, 1993, the amount of the partners' capital contributions to ML Oklahoma, adjusted as described above, equaled approximately $7.6 million.



The following table sets forth information concerning the directors of the Management Company and the executive officers of the Management Company involved with the Partnership. Information concerning Kevin K. Albert, Director and President of the Management Company, is set forth under "Election of General Partners--Individual General Partners." The address of Mr. Aufenanger, Mr. Seitz and Mr. Sullivan is South Tower, World Financial Center, New York, New York 10080.


                                                   Officer or
                                                    Director             Principal Occupation During
        Name           Age          Title            Since                 Past Five Years or More
Robert F. Aufenanger    40      Executive            1990        Vice President of Merrill Lynch & Co. Corporate
                                 Vice President                   Strategy, Credit and Research and Director of
                                 and Director                     the Partnership Management Group since 1991;
                                                                  Director of MLIBK from 1990 to 1991; Vice
                                                                  President of MLIBK from 1984 to 1990.
Robert W. Seitz         47      Vice President       1993        First Vice President of Merrill Lynch & Co.
                                                                  Corporate and Director Strategy, Credit and
                                                                  Research and a Managing Director within the
                                                                  Corporate Credit Division of Merrill Lynch
                                                                  since 1987.
Joseph W. Sullivan      36      Vice President       1993        Assistant Vice President of MLIBK since 1988;
                                 and Treasurer                    Controller in Partnership Analysis and
                                                                  Management Department of MLIBK from 1990 to 1993;
                                                                  Assistant Vice President of Standard & Poor's
                                                                  Corporation from 1988 to 1990.


Information Concerning DLJ Capital Management. DLJ Capital Management, a Delaware corporation, is an indirect wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), a holding company which through its subsidiaries engages in the following activities: investment banking, merchant banking, public finance, trading, distribution and research. DLJ Capital Management maintains its principal office at 140 Broadway, New York, New York 10005. A copy of DLJ Capital Management's balance sheet at December 31, 1993 is appended to this proxy statement as Exhibit B.

DLJ Capital Management is a wholly-owned subsidiary of DLJ Capital Corporation ("DLJ Capital"). DLJ Capital, which was founded in 1969, has established seven institutional venture capital funds ("Sprout Funds") and several smaller funds, with total committed capital of over $600 million. Five of such institutional funds, with capital exceeding $500 million, are currently operating. DLJ Capital's most recent limited partnership is Sprout Growth II, LP, which was established in 1992 with 75 percent of its $204 million capital provided by participants in earlier Sprout Funds. DLJ Capital's principal office is located at 140 Broadway, New York, New York 10005, and it maintains additional offices in Menlo Park, California and Boston, Massachusetts.


The following table sets forth information concerning the directors, principal executive officers and other officers of DLJ Capital Management. Unless otherwise noted, the address of each such person is 140 Broadway, New York, New York 10005.

                                               Officer
                                                  or
                                               Director
                                                  of
                                                 DLJ
                                               Capital             Principal Occupation During
         Name            Age     Title          Since                Past Five Years or More
Richard E. Kroon          51   President,      1977         Managing General Partner of Sprout Group, the
                               Chief                        venture capital affiliate of DLJ ("Sprout
                               Executive                    Group") since 1981.
                               Officer and
                               Director
Janet A. Hickey           48   Senior Vice     1985         General Partner of Sprout Group since 1985;
                               President                    Vice President and Manager of Venture Capital
                                                            Division of General Electric Investment Corp.
                                                            from 1970 to 1985.
Larry E. Reeder (2)       56   Senior Vice     1979         General Partner of Sprout Group since 1979.
                               President
Keith B. Geeslin (1)      40   Senior Vice     1984         General Partner of Sprout Group since 1986.
                               President
Dr. Robert E. Curry (1)   47   Vice            1991         President and Director of the Management
                               President                    Company from 1989 to 1991; Managing Director
                                                            of MLIBK from 1990 to 1991; President of Merrill
                                                            Lynch R&D from 1990 to 1991; Vice President
                                                            of Merrill Lynch R&D Management Inc. ("Merrill
                                                            Lynch R&D") from 1984 to 1990 and Director
                                                            from 1987 to 1991; General Partner of Sprout
                                                            Group since 1991.
Robert Finzi (1)          40   Vice            1991         Vice President of the Management Company from
                               President                    1985 to 1991; Associate with Menlo Ventures
                                                            from 1983 to 1984; General Partner of Sprout
                                                            Group since 1991.
Anthony F. Daddino        53   Vice            1989         Director, Executive Vice President and Chief
                               President                    Financial Officer of DLJ.
                               and
                               Director

                                      8



Murry R. Metcalfe (2)     39   Vice            1987         Management Consultant for McKinsey & Company
                               President                    from 1983 to 1987; General Partner of Sprout
                                                            Group since 1992.
Jon R. Stone (1)          41   Vice            1986         General Partner of Sprout Group since 1986.
                               President
Thomas E. Siegler         59   Secretary,      1971         Senior Vice President and Secretary of DLJ.
                               Treasurer
                               and
                               Director
Paul H. Bartlett (1)      33   Vice            1992         Associate of Sprout Group since 1990;
                               President                    previously DLJ Investment Banking.
John D. Lai               42   Vice            1992         Controller of Sprout Group since 1979.
                               President
Kathleen D. LaPorte (1)   32   Vice            1992         General Partner of Sprout Group since 1994;
                               President                    previously with the venture capital firm Asset
                                                            Management Corp.
James D. Philipkosky      32   Vice            1992         Associate at Sprout Group since 1990;
                               President                    previously AVX Corp.
Paul B. Queally           29   Vice            1992         General Partner of Sprout Group since 1993;
                               President                    previously Associate of Sprout Group from 1986
                                                            to 1993.
Gustavo R. Schwed         32   Vice            1992         Associate of Sprout Group since 1988;
                               President                    previously Associate of Bankers Trust.
Arthur S. Zuckerman       34   Vice            1992         Chief Administrative Officer of Sprout Group
                               President                    since 1992; previously Associate of Oxford
                                                            Venture Partners.

(1) The address of these officers is 3000 Sand Hill Road, Menlo Park, California 94025.
(2) The address of Messrs. Reeder and Metcalfe is 75 State Street, Boston, MA 02109.

Terms of Contracts


Management Agreement. Under the Management Agreement, subject to the supervision of the Individual General Partners of the Partnership, the Management Company performs, or arranges for the performance of, the management and administrative services necessary for the operation of the Partnership. The Management Company, subject to the overall supervision of the Managing General Partner and the Individual General Partners, provides, or arranges for the provision of, management services in connection with the Partnership's venture capital investments. The Management Company also provides investment advisory services in connection with the money market securities portfolio of the Partnership. The Management Company provides the Partnership with office space, equipment and facilities and such other services as the Management Company, subject to review by the Individual General Partners, from time to time determines to be necessary or useful to perform its obligations under the Management Agreement.

The Management Company has arranged for Palmeri Fund Administrators, Inc. ("PFA") to provide certain administrative services to the Partnership. PFA, which is compensated by the Management Company, assists the Management Company in the provision of administrative services, including, among other things, accounting, financial reporting and maintenance of the accounts and data files of the limited partners of the Partnership.


Management Fee. Pursuant to the Management Agreement, the Partnership pays the Management Company a fee at the annual rate of 2.5% of the amount of the partners' capital contributions (net of selling commissions and organizational and offering expenses paid by the Partnership), reduced by capital distributed to the Partners and realized capital losses, with a minimum annual fee of $200,000. Such fee is payable quarterly on the basis of the amount of the partners' capital contributions, adjusted as described above, at the end of the preceding calendar quarter. As described below, the Management Company has entered into a Sub-Management Agreement with DLJ Capital Management, pursuant to which the Management Company compensates DLJ Capital Management for management services out of the compensation that the Management Company receives under the Management Agreement. For the fiscal years ended December 31, 1991, 1992 and 1993, respectively, the management fees payable by the Partnership to the Management Company aggregated $1,854,537, $1,680,176 and $1,444,988, respectively.


Payment of Expenses. The Management Agreement obligates the Management Company to provide, or arrange for the provision of, management and investment advisory services, to furnish the Partnership with office space, equipment and facilities, and to pay the compensation of all General Partners of the Partnership who are affiliated persons of the Management Company. The Management Company also bears the administrative and service expenses associated with managing the Partnership's assets. The Management Agreement provides that the Partnership will pay all other expenses incurred in the operation of the Partnership, including, among other things, expenses of portfolio transactions, valuation costs (including the quarterly calculation of net asset value), expenses of printing reports and other documents distributed to limited partners, SEC fees, interest, taxes, fees and actual out-of-pocket expenses of General Partners who are not affiliated persons of the Management Company, fees for legal, auditing and services, litigation expenses, costs of printing proxies and other expenses related to meetings of limited partners, and other expenses properly payable by the Partnership.

Sub-Management Agreement. The Management Company has entered into a separate Sub-Management Agreement with DLJ Capital Management, pursuant to which DLJ Capital Management, subject to the supervision of the Management Company and the Individual General Partners, provides management services in connection with the Partnership's venture capital investments and investments of the Partnership in unaffiliated venture capital funds. The Sub-Management Agreement provides that in providing such services, DLJ Capital Management will, subject to the overall supervision of the Managing General Partner, the Management Company and the Individual General Partners, make all decisions regarding the Partnership's venture capital investments and, among other things, find, evaluate, structure, monitor and liquidate such investments and provide managerial assistance to issuers of venture capital investments. The Management Company is responsible for the management of the Partnership's short-term investments. The Sub-Management Agreement provides for the indemnification of DLJ Capital Management (including its directors, officers and employees) by the Partnership in connection with the performance of its services under the Agreement. Such indemnification is to be made under the same terms under which the Partnership indemnifies the Management Company.

The Sub-Management Agreement provides that as compensation for the services rendered under the Agreement, DLJ Capital Management receives from the Management Company 95 percent of the compensation received by the Management Company under the Management Agreement. Such payments are to be made to DLJ Capital Management quarterly, after receipt by the Management Company of its compensation from the Partnership. In connection with the sub-management arrangements, DLJ Capital Management and DLJ Associates VI L.P., a Delaware limited partnership whose partners consist of corporate affiliates of DLJ Capital Management and employees of such affiliates who are officers of DLJ Capital Management, were admitted as limited partners of the Managing General Partner. In consideration for the services rendered under the Sub-Management Agreement, DLJ Capital Management and DLJ Associates will receive 37% and 63%, respectively, of any profits previously allocable to the Management Company (as the general partner of the Managing General Partner) resulting from the Managing General Partner's Allocation (as defined on page 5 herein). The Management Company will continue to be allocated a percentage of all other items of profit, loss, income and expense allocable to the Managing General Partner by the Partnership which do not result from the Managing General Partner's Allocation. For the years ended December 31, 1992 and 1993, the sub-management fees payable to DLJ Capital Management aggregated approximately $1,596,000 and $1,373,000, respectively.



Duration and Termination. If the continuance of the management arrangements is approved by the limited partners of the Partnership, the Management Agreement and Sub-Management Agreement will remain in effect until May 23, 1995 and will continue in effect from year to year thereafter if approved annually (a) by the Individual General Partners of the Partnership or by a majority of the outstanding voting securities of the Partnership and (b) by a majority of Individual General Partners who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The agreements are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the Individual General Partners of the Partnership or the vote of the outstanding voting securities of the Partnership.


In the event that DLJ Capital Management were to resign as sub-manager or the Sub-Management Agreement were terminated by the Partnership on the basis of DLJ Capital Management's negligence, misconduct in the performance of its duties or reckless disregard of its duties and obligations under the Sub-Management Agreement, the original interest of the Management Company in the Managing General Partner's Allocation would revert to the Management Company (other than the vested portion of its interest which relates to those investments made by the Partnership during the period that the Sub-Management Agreement was in effect, which will be retained by DLJ Capital Management and its affiliate). In the event that the Sub-Management Agreement is otherwise terminated, DLJ Capital Management and its affiliate would retain their interest in the Managing General Partner's Allocation and such interest would not be available for reallocation to a successor sub-manager.


                    AMENDMENT TO THE PARTNERSHIP AGREEMENT



The Individual General Partners recommend the approval by the limited partners of the proposed amendment described below to the Partnership Agreement.



Paragraph 11.4 of the Partnership Agreement presently requires the Partnership to hold annual meetings of limited partners for the purpose of voting upon the election of General Partners, as well as any other matters requiring the consent of all or any of the limited partners. The Partnership has held such annual meetings each year since the Partnership commenced operations in 1987. However, in light of the stage of the Partnership's operations, as described below, the Individual General Partners believe that the costs which would be incurred in connection with future annual meetings of limited partners may out-weigh the benefits thereof. Thus, Paragraph 11.4 is proposed to be amended in order to eliminate the requirement to hold annual meetings of limited partners unless such meetings are otherwise required by the Investment Company Act or any rule or regulation thereunder. The proposed amendment does not affect the right of the Individual General Partners or the limited partners to call special meetings of limited partners in accordance with the terms of the Partnership Agreement.



The Partnership is entering the eighth year of its ten year term. From the commencement of operations to December 31, 1993, the Partnership invested an aggregate of approximately $110.7 million in 58 venture capital investments. As of December 31, 1993, the Partnership had 32 remaining portfolio investments and had net assets of approximately $112.7 million. During 1993, the Partnership completed its new investment phase and it will not make any new venture capital investments. The term of the Partnership may be extended for up to two additional two year periods if such extension is determined by the Individual General Partners to be in the Partnership's best interest.



Costs incurred in connection with annual meetings of limited partners include printing expenses, legal fees and postage. It is estimated that the elimination of the annual meeting of limited partners will save the Partnership more than $38,000 per year. In addition, although the number of limited partners that returned proxies was sufficient to hold valid meetings for each of the past annual meetings, attendance by limited partners at the meetings has been minimal. For example, an aggregate of one limited partner has attended the past four annual meetings of limited partners.



If approved by the limited partners, revised Paragraph 11.4 will provide as follows (with changes in italics):



11.4 Annual Meetings. Action by the General Partners and Limited Partners may be taken at a meeting of the General Partners and Limited Partners. To the extent required by the [Investment Company] Act or any rule or order thereunder, the Individual General Partners shall call annual meetings of Limited Partners for the purpose of voting upon the election of General Partners, at which meetings any other matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be acted upon. Notification of such a meeting of Partners shall be given by the Individual General Partners at least 30 days before such meeting. Any such notice shall state briefly the purpose, time and place of the meeting. All such meetings shall be held within or outside the State of Delaware at such reasonable place as the Individual General Partners shall designate and during normal business hours.



If the Partnership Agreement is amended as provided herein, a conforming technical change will be made to Paragraph 6.3.1 of the Partnership Agreement. Such change will clarify that the elimination of annual meetings of the limited partners will not effect the status or term of the Managing General Partner.



                            PORTFOLIO TRANSACTIONS

Subject to policy established by the Individual General Partners and the Managing General Partner, the Sub-Manager is responsible for the management of the Partnership's venture capital investments in private companies, in unaffiliated venture capital funds and in publicly-traded securities of small and emerging growth companies. The venture capital investments which the Partnership holds have typically been acquired in private transactions negotiated directly with the portfolio company or an affiliate thereof.

In executing transactions in publicly-traded securities held by the Partnership, the Sub-Manager seeks to obtain the best net results for the Partnership, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and opera-tional facilities of the firm involved and the firm's risk in positioning a block of securities. While the Partnership generally seeks reasonably competitive commission rates, the Partnership does not necessarily pay the lowest commission or spread available.


The Partnership has no obligation to deal with any broker in the execution of transactions for its portfolio securities. For the fiscal year ended December 31, 1993, the Partnership paid total brokerage commissions of approximately $31,500. Brokers and dealers who provide supplemental investment research to the Sub-Manager may receive orders for transactions by the Partnership.



Certain of the venture capital investments made by the Partnership have involved co-investments with entities affiliated with Merrill Lynch & Co., Inc. or DLJ Capital Management. As a result of these affiliations, certain transactions have required exemptive orders from the SEC. Set forth below is information concerning two exemptive orders issued by the SEC during 1992 pursuant to which the Partnership acquired investments held by the Management Company or its affiliates.



On May 11, 1992,the SEC issued an exemptive order to the Partnership which
(i) authorizes the Partnership, on specified terms, to co-invest with venture capital funds managed by affiliates of DLJ Capital Management and (ii) permitted the Partnership to acquire from the Management Company certain investments previously approved for investment by the Partnership but which were held for the benefit of the Partnership pending receipt of the required exemptive relief. Pursuant to such exemptive order, on May 20, 1992, the Partnership purchased investments in The Business Depot Ltd., Pyxis Corporation, Corporate Express, Inc. and HCTC Investment, L.P. from the Management Company for an aggregate purchase price of $2,441,060 that was based on the original purchase price plus carrying costs through the date the Partnership paid for such investmetns, calculated in accordance with the terms of such order of the SEC.



On May 29, 1992, the Partnership received an order from the SEC permitting it to purchase shares of common stock of EDS Holdings Inc. from an affiliate of the Management Company pursuant to the terms of an option granted to the Partnership. The exercise price paid by the Partnership was $963,526, which, under the terms of such option, was based on the original purchase price plus carrying costs through the date the Partnership paid for such investment, calculated in accordance with the terms of the order issued by the SEC.


The Management Company is responsible for the management of the Partnership's investments in money market securities. In placing orders for money market securities, it is the policy of the Management Company to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Management Company generally seeks reasonably competitive spreads or commissions, the Partnership will not necessarily be paying the lowest spread or commission available. Affiliates of the Partnership may not serve as the Partnership's dealer in connection with such transactions.

From time to time the Independent General Partners of the Partnership consider the possibilities of recapturing for the benefit of the Partnership brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                            ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Proxy Statement will be borne by the Partnership. The Partnership will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the units of limited partnership interest of the Partnership.

Approval of the continuance of the Management Agreement and of the Sub-Management Agreement requires the vote of a majority of the outstanding voting securities of the Partnership which, under the Investment Company Act, is the vote (a) of 67% or more of the units of limited partnership interest in the Partnership present at the Meeting if the holders of more than 50% of the outstanding units are present or represented by proxy, or (b) of more than 50% of the outstanding units, whichever is less. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.


Proposals of Limited Partners
Proposals of limited partners intended to be presented at the next meeting of limited partners of the Partnership, if any, must be received by the Partnership for inclusion in its proxy statement and form of proxy relating to that meeting by December 3, 1994. If the proposal to amend the Partnership Agreement to eliminate the requirement to hold annual meetings of limited partners is approved, it is expected that there will be no subsequent annual meeting of limited partners.


By Order of the Individual General Partners
Kevin K. Albert
  Individual General Partner


Dated: March   , 1994

EXHIBIT A


                      MERRILL LYNCH VENTURE CAPITAL INC.
                                BALANCE SHEET
                              December 31, 1993
                                 (Unaudited)


                                             ($ in thousands)
ASSETS
 Cash and cash equivalents                           $    12
 Loans receivable from affiliates (Note 3)            30,847
 Investments (Note 2)                                  5,847
 Other Assets                                          2,358
 TOTAL ASSETS                                         39,064
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
 Payables to affiliates                              $     0
 Accrued liabilities                                     526
  Total Liabilities                                      526
Shareholder's Equity
 Common stock                                              1
 Paid-in capital (Note 3)                             24,974
 Retained earnings                                    13,563
  Total Shareholder's Equity                          38,538
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY           $39,064

              See the accompanying notes to this balance sheet.

                      MERRILL LYNCH VENTURE CAPITAL INC.
                            NOTES TO BALANCE SHEET
                              December 31, 1993
                                 (Unaudited)



1. Organization and Purpose
On December 28, 1991, Merrill Lynch Group, Inc. contributed all of the outstanding common shares of Merrill Lynch Venture Capital Inc. (the "Company") to ML Leasing Equipment Corp., an indirect subsidiary of Merrill Lynch & Co., Inc. The Company was incorporated under Delaware law on January 25, 1982 and acts as the Management Company for ML Venture Partners I, L.P. ("MLVPI"), ML Venture Partners II, L.P. ("MLVPII") and ML Oklahoma Venture Partners, Limited Partnership ("MLOK"), publicly owned limited partnerships seeking long-term capital appreciation through venture capital investments. The Company is the general partner of Merrill Lynch Venture Capital Co., L.P., MLVPII Co., L.P. and MLOK Co., Limited Partnership, the managing general partners of MLVPI, MLVPII and MLOK, respectively.


2. Significant Accounting Policies
Investments--The Company uses the cost method of accounting for all equity investments of less than 20 percent and uses the equity method of accounting for all investments of 20 percent or more. The Company uses the cost method of accounting for all partnership investments.


3. Related Party Transactions
The paid-in capital balance of $24,974,000 at December 31, 1993, reflects cash contributions by Merrill Lynch & Co., Inc. or its affiliates. The Company, in its capacity as the managing general partner of Merrill Lynch Venture Capital Co., L.P., MLVPII Co., L.P. and MLOK Co., Limited Partnership, is obligated to use its best efforts to maintain a net worth sufficient to satisfy present and future requirements set by statute, the Internal Revenue Service or the courts. These capital contributions enable the Company to satisfy such a requirement.



The Company lends/borrows funds from Merrill Lynch & Co., Inc. in the form of interest bearing loans which are primarily used to purchase its investments. At December 31, 1993, the Company had $30,847,000 in loans receivable from Merrill Lynch & Co., Inc.

EXHIBIT B


                      DLJ CAPITAL MANAGEMENT CORPORATION
                        (A wholly-owned subsidiary of
                           DLJ Capital Corporation)
                       STATEMENT OF FINANCIAL CONDITION
                              December 31, 1993
                                 (Unaudited)
                                    ASSETS


 Cash                                                             $      999
Receivables from venture capital partnerships                        409,364
Furnishings and equipment, at cost (net of accumulated
  depreciation of $8,160)                                              6,240
Due From Affiliates                                                  660,319
    Total Assets                                                  $1,076,922
                     LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
 Accrued expenses                                                 $        0
Stockholder's Equity
 Common stock, par value $.10 per share; 1,000 shares
  authorized, issued and outstanding                                     100
 Paid-in capital                                                         900
 Retained earnings                                                 1,075,922
    Total stockholder's equity                                     1,076,922
Total Liabilities and Stockholder's Equity                        $1,076,922

        See accompanying note to the statement of financial condition.

                      DLJ CAPITAL MANAGEMENT CORPORATION
                        (A wholly-owned subsidiary of
                           DLJ Capital Corporation)
                   NOTE TO STATEMENT OF FINANCIAL CONDITION
                              December 31, 1993
                                 (Unaudited)

Organization and Basis of Presentation
DLJ Capital Management Corporation (the "Company") is a wholly owned subsidiary of DLJ Capital Corporation ("DLJCC"), which is a wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") which is an independently operated, indirect wholly owned subsidiary of The Equitable Companies Incorporated.

The Company was formed on February 25, 1991 to provide management services to venture capital partnerships.

Furnishings and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful life of the related assets ranging up to five years.


Due from affiliates results primarily from the net effect of operating receipts over disbursemetns made on behalf of the Company by DLJ and DLJCC.


The Company, together with DLJ and DLJCC, is included in the consolidated income tax return filed with the parent of DLJ. Related tax liabilities are included net of amounts due from affiliates in the statement of financial condition.

                                                                        PROXY
                    ML VENTURE PARTNERS II, L.P.
                             North Tower
                        World Financial Center
                    New York, New York 10281-1327
 THIS PROXY IS SOLICITED ON BEHALF OF THE INDIVIDUAL GENERAL PARTNERS

The undersigned hereby appoints William M. Kelly and Kevin K. Albert as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all units of limited partnership interest of ML Venture Partners II, L.P. (the "Partnership") held of record by the undersigned on March 18, 1994 at the annual meeting of the limited partners of the Partnership to be held on May 3, 1994 or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned limited partner. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3, 4 and 5.



                                                                        TT0538


1. ELECTION OF INDIVIDUAL  / /FOR all nominees listed below (except  / /WITHHOLD AUTHORITY to
   GENERAL PARTNERS           as indicated to the contrary below).      vote for all nominees listed below.
  Nominees: Kevin K. Albert, Dr. Steward S. Flaschen, Jerome Jacobson, William M. Kelly.
  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.)

   --------------------------------------------------------------------------------------------
2. ELECTION OF MANAGING    / /FOR the nominee listed below.          / /WITHHOLD AUTHORITY to
   GENERAL PARTNER                                                      vote for the nominee listed below.

                    Nominee: MLVPII Co., L.P.

3. Proposal to ratify the selection of Deloitte & Touche as independent auditors of the Partnership for its fiscal year ending December 31, 1994.
                           / /FOR             / /AGAINST             / /ABSTAIN

4. Proposal to approve the continuance of the Management Agreement among the Partnership, MLVPII Co., L.P. and Merrill
   Lynch Venture Capital Inc. and the Sub-Management Agreement among the Partnership, MLVPII
   Co., L.P., Merrill Lynch Venture Capital Inc. and DLJ Capital Management Corporation.
                           / /FOR             / /AGAINST             / /ABSTAIN

5. Proposal to Amend Paragraph 11.4 of the Amended and Restated Agreement of Limited Partnership with respect to eliminating the requirement to hold annual meetings of Limited Partners.
                           / /FOR             / /AGAINST             / /ABSTAIN

6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Dated_______________________________________, 199____

X____________________________________________________
                     (Signature)
X____________________________________________________
              (Signature, if held jointly)

Please sign exactly as name appears hereon. When units of limited partnership interest are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Please mark boxes / / or X
/X/.